EXHIBIT 99.1

GOLDSPRING ANNOUNCES NAME CHANGE TO COMSTOCK MINING INC.

Virginia City, NV (July 21, 2010)  -- Comstock Mining Inc. (“Comstock” or the “Company”), formerly known as GoldSpring, Inc. (formerly OTCBB: GSPG) announced today that it has changed its name from GoldSpring, Inc. to Comstock Mining Inc.  Comstock’s common stock, $0.000666 par value, will continue to trade on the OTC Bulletin Board under the new ticker symbol “LODE.”

The Company has received all required approvals from the Financial Industry Regulatory Authority (“FINRA”) for this corporate action and the name change and the new ticker symbol will become effective with the opening of the market on Wednesday, July 21, 2010.

The Company also announced a new logo - a three-dimensional gold crystalline lattice structure - complementing its new name.  The new logo reflects the pervasive role of gold in the Comstock’s history, and depicts the Company’s organizational design today and the science-based management approach of its future.  The Company’s organizational design, like the lattice, operates as a fully connected system, meaningful only in its entirety and strengthened by its interdependencies.  “The name change, our new symbol and new logo reflect who we are today and what our team is methodically achieving,” stated Corrado De Gasperis, Comstock’s President and Chief Executive Officer.  “We operate as one system fully aligned with our goal.”

The Company also announced the launch of its new website.   The new website, available at www.comstockmining.com, will provide a resource for more robust information about the Company and feature a user friendly lay out, corporate, operational and investor information and the organization’s new contact information.

 Comstock’s Chief Executive Officer, Mr. De Gasperis, commented, “Our recently announced major land and mineral acquisitions underscore our consolidation of the Comstock Lode District and we will continue to acquire additional properties in the district, expanding our footprint and creating opportunities for further exploration and mining.  Together with our ongoing efforts to recapitalize our balance sheet, these actions will usher in a new era for the Company, enabling our commitment to maximize the value of our Comstock Lode land holdings for our shareholders by Revitalizing the Comstock.”

About Comstock Mining Inc.

Comstock Mining Inc. is a North American precious metals mining company, focused in Nevada, with extensive, contiguous property in the Comstock Lode District.  The Company began acquiring properties in the Comstock in 2003.  Since then, the Company has consolidated a significant portion of the Comstock Lode District, secured permits, built an infrastructure and brought the exploration project into test mining production.  We continue acquiring additional properties in the district, expanding our footprint and creating opportunities for exploration and mining.  The goal of our strategic plan is to deliver stockholder value by validating qualified resources (at least measured and indicated) and reserves (probable and proven) of 3,250,000 gold equivalent ounces by 2013, and commencing commercial mining and processing operations by early 2011, with annual production rates of 20,000 gold equivalent ounces.

Forward-Looking Statements

This press release and any related calls or discussions may contain forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements.  Forward-looking statements include statements about matters such as: future prices and sales of and demand for our products; future industry market conditions; future changes in our exploration activities, production capacity and operations; future exploration, production, operating and overhead costs; recapitalization and balance sheet restructuring activities (including debt-for-equity exchanges, land transactions, capital raising and other activities); operational and management restructuring activities (including implementation of methodologies and changes in the board of directors); future employment and contributions of personnel; tax and interest rates; capital expenditures and their impact on us; nature and timing of restructuring charges and the impact thereof; productivity, business process, rationalization, restructuring, investment, acquisition, consulting, operational, tax, financial and capital projects and initiatives; contingencies; environmental compliance and changes in the regulatory environment; offerings, sales and other actions regarding debt or equity securities; and future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.

The words "believe," "expect," "anticipate," "estimate," "project," "plan," "should," "intend," "may," "will," "would," "potential" and similar expressions identify forward-looking statements, but are not the exclusive means of doing so.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our SEC filings and the following: the current global economic downturn and capital market weakness; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources and reserves; operational or technical difficulties in connection with exploration or mining activities; contests over our title to properties; our ability to cure defaults under our current indebtedness; our substantial indebtedness and the impact such indebtedness may have on us; the possibility that our operating performance and operating prospects, and capital market conditions will limit our ability to timely meet our debt service obligations, comply with debt covenants, obtain necessary financing or refinancing or restructure indebtedness or our debt service obligations on acceptable terms or at all; potential dilution to our stockholders from our recapitalization and balance sheet restructuring activities; potential inability to continue to comply with government regulations; adoption of or changes in legislation or regulations adversely affecting our businesses; business opportunities that may be presented to or pursued by us; changes in the United States or other monetary or fiscal policies or regulations in response to the recent capital markets and economic crises; interruptions in our production capabilities due to unexpected equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, copper, diesel fuel, and electricity); changes in generally accepted accounting principles; geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues organically; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies and equipment raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities.  All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors.  We undertake no obligation to publicly update or revise any forward-looking statement.

Neither this press release nor any related calls or discussions constitutes an offer to sell or the solicitation of an offer to buy any securities.

Contact information for Comstock Mining Inc.:
P.O. Box 1118
Virginia City, NV 89440
Tel 775.847.5272
Fax 775.847.4762
http://www.comstockmining.com